UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2008

BEKEM METALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-50218	87-0669131
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

170 Tchaikovsky Street, 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050000
(Zip code)

+7 (3272) 582 386
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 29, 2008 our wholly-owned subsidiary Kyzyl Kain Mamyt LLP (”KKM”) received notice from the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (“MEMR”) that it has agreed to extend the term of KKM’s subsoil use contract until the year 2020. The MEMR has further agreed to suspend  ore mining requirements until the end of 2012 to allow the Company to focus on the construction of an ore processing facility. The notice indicates that under the Work Program, KKM will be required to invest an additional $135,000 to be applied to its ore processing technology. The notice states that appropriate changes to KKM’s subsoil use contract with the MEMR will be made by March 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BEKEM METALS, INC.

Date: January 5, 2009	By:	/s/ Adam Cook
Adam Cook
Corporate Secretary